Exhibit 99.1


                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
           AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Richard R. Erkeneff, as Chief Executive Officer of United Industrial Corporation (the "Company") certify, pursuant to 18 U.S.C.ss. 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) the accompanying Form 10-Q report for the period ending June 30, 2002 as filed with the U.S. Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date  August 12, 2002                          /s/ Richard R. Erkeneff
      ---------------                          ------------------------------
                                               Richard R. Erkeneff
                                               Chief Executive Officer
                                               of the Company